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                                                                Exhibit 10.14

                      ADDENDUM TO ASSIGNMENT OF TRADEMARKS

         THIS ADDENDUM TO ASSIGNMENT OF TRADEMARKS is made effective this 31st day of May, 1998 by The Electronics Boutique, Inc., a Pennsylvania corporation having a principal place of business at 1345 Enterprise Drive, Goshen Corporate Park, West Chester, PA 19380 ("Assignor") to Elbo Inc., a Delaware corporation ("Assignee").

         WHEREAS, Assignor adopted and used certain trademarks and registrations set forth on Schedule A of the Assignment of this date, which are in use in the United States and the Republic of Korea in connection with mail order and retail store services involving electrical, electronics and computer related products and accessories;

         WHEREAS, by the Assignment of this date, Assignor transferred its entire interest in the aforesaid certain United States and Republic of Korea trademarks in connection with mail order and retail store services involving electrical, electronics and computer related products and accessories, to Assignee, intending that assignment to include all trademarks owned by Assignor in return for all of Assignee's shares of common stock;

         WHEREAS, Assignor has additional trademarks, applications and registrations, a list of which is attached hereto in Schedule I, which are in use in certain additional countries of the world in connection with mail order and retail store services including electrical, electronic and computer products and accessories (hereinafter the "additional trademarks");

         WHEREAS, Assignor is required to transfer the additional trademarks to Assignee as part of the original incorporation of Assignee under Section 351 of the Internal Revenue Code.

         NOW, THEREFORE, in consideration of Assignee's stock issued to Assignor and for other




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valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound,Assignor hereby sells, assigns, transfers and sets over to Assignee the Assignor's entire right, title and interest in and to the additional trademarks, along with the goodwill appurtenant thereto, and assigns to and authorizes Assignee to file or prosecute in its name, applications, in all countries, the same to be held and enjoyed by said Assignee, its successors, assigns, nominees or legal representatives, to the full end of the term or terms for which said additional trademarks, may be registered, as fully and entirely as the same would have been held and enjoyed by Assignor had this assignment, sale and transfer not been made; and

         Assignor hereby covenants that it has the full right to convey the entire interest herein assigned, and that it has not executed and will not execute any agreement in conflict herewith, and it further covenants and agrees that it will, each time request is made and without undue delay, execute and deliver all such papers as may be necessary or desirable to perfect the title to said additional trademarks to Assignee, its successors, assigns, nominees, or legal representatives, and it agrees to communicate to Assignee or to its nominee all known facts respecting said additional trademarks, to testify in any legal proceedings, to sign all lawful papers, to make all rightful oaths, and generally to do everything possible to aid said Assignee, its successors, assigns, nominees, and legal representatives to obtain and enforce for their own benefit proper protection for said additional trademarks.

         Assignor hereby authorizes and requests any official of any country whose duty it is to issue trademark registrations, to issue to said Assignee the entire right, title and interest in any and all registrations, in accordance with the terms of this Assignment.

         IN WITNESS WHEREOF, Assignor has hereunto set its hand as of the date first set forth above.

THE ELECTRONICS BOUTIQUE, INC.

By: /s/Joseph J. Firestone
   ------------------------------
   Joseph J. Firestone, President

COMMONWEALTH OF PENNSYLVANIA        :
                                    :     SS
COUNTY OF CHESTER                   :


                  On this ____ day of ___________, 1998, before me personally came the above named Joseph J. Firestone to me personally known and known to me to be the same individual who executed the foregoing assignment, and who acknowledged to me that execution of the same was of that person's own free will for the use and purposes therein set forth.




                                     __________________________________________
                                     Notary Public

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                                   SCHEDULE I

                                     EUROPE
 (Covering Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom)

                  Mark                    Registration No.

Electronics Boutique                      Application No. 341,966 - Pending

EB                                        Application No. 342,030 - Pending


                                 UNITED KINGDOM

                  Mark                    Registration No.

Electronics Boutique                      2,041,846

EB                                        Application No. 2,040,726 - Pending

Electronics Boutique w/Logo               2,040,724

The Electronics Boutique                  2,040,725

EBX                                       Application No. 2,050,730 - Pending

Stop-N-Save Software                      2,043,306


                                    GERMANY

         Mark                             Registration No.

Electronics EB Boutique                   39542702.9


                                     ITALY

         Mark                             Registration No.

Electronics EB Boutique                   Application No.  MI960005936 - Pending

                                  SWITZERLAND

         Mark                             Registration No.

Electronics EB Boutique                   435,837


                   BENELUX (Belgium, Netherland, Luxembourg)

         Mark                             Registration No.

Electronics EB Boutique                   590,761


                                    DENMARK

         Mark                             Registration No.

Electronics EB Boutique                   02083/1997


                                    IRELAND

         Mark                             Registration No.

Electronics Boutique                      Application No. 96/5224 - Pending

Electronics Boutique w/EB Logo            Application No. 96/5223 - Pending

EB                                        Application No. 96/5222 - Pending


                                     CHINA

         Mark                             Registration No.

Electronics EB Boutique                   Application No. 9700112438 - Pending


                                     JAPAN

         Mark                             Registration No.

Electronics EB Boutique                   Application No. 8-147580 - Pending


                                  SOUTH AFRICA

         Mark                             Registration No.

Electronics EB Boutique                   Application No. 95-14095 - Pending


                                     ISRAEL

         Mark                             Registration No.

Electronics EB Boutique                   Application No. 101,511 - Pending


                                     BRAZIL

         Mark                             Registration No.

EB Electronics Boutique                   Application No. 819171271 - Pending

Electronics EB Boutique                   Application No. 819171280 - Pending


                                     CHILE

         Mark                             Registration No.

Electronics EB Boutique                   Application No. 324,935 - Pending


                                   AUSTRALIA

Electronics Boutique                      Pending
EB Electronics Boutique (Stylized)        Pending
Electronics EB Boutique                   Pending
Electronics EB Boutique (Stylized)        Pending